Picture of man in a chair


                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                 A No-Load Fund






                                  ANNUAL REPORT
                                DECEMBER 31, 1998









                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA-PACIFIC RIM
            FUND, INC., AND THE MORGAN STANLEY WORLD INDEX

CHART

AVERAGE ANNUAL TOTAL RETURN
                                    1 Year   Since Inception
Papp America-Pacific Rim Fund       28.7%    28.0%
Morgan Stanley World Index          24.3%    21.2%


Year     Papp America-Pacific Rim Fund   Morgan Stanley World Index
3/14/97  10,000                           10,000
1997     12,110                           11,370
1998     15,585                           14,130



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index (an unmanaged [market-weighted] index that includes 50% foreign companies and 50% United States companies). Approximately 24% of the earnings of the companies in the Fund's portfolio are derived from Pacific Rim sources, 29% are derived from other foreign sources, and 47% are derived from United States sources. All values shown include reinvested dividends.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.




Dear Fellow Shareholder:

Despite the surrender of the pundits who were convinced the economic situation in Asia was unsolvable and that American companies doing business in that part of the world were doomed to failure, our America-Pacific Rim Fund had a fine experience in 1998. For the year we were up 28.7% while the Morgan Stanley World Index, against which we measure ourselves, was up 24.3%. Our investment results were slightly better than those of the Standard & Poor's 500 Stock Index, a feat accomplished by very few stock mutual funds in 1998.

With only a few exceptions, our companies, most of which do a substantial amount of business in Asia, managed to increase their earnings in 1998. We expect this to continue in 1999, helped by improving economics in that part of the world as well as a somewhat weaker dollar as measured against local currencies.

We continue to emphasize those United States companies that have demonstrated their clear leadership in the fastest growing areas of medical and electronic technology. In the medical area we own Warner Lambert and Johnson & Johnson, both of which are innovative powerhouses, as well as Medtronic and Stryker which are specialty producers of products in great demand throughout the world. In the field of electronic technology, we own Intel, whose product is widely used, and we also own American Power Conversion, a smaller company which manufactures surge protectors, a product in great demand in countries where computers must be protected against frequent brownouts.

You have heard a great deal about the problems in Indonesia and Malaysia, but these nations account for only a tiny fraction of our Asian trade. You have heard much less about China and Japan. The former continues to grow its economy, albeit at a slower pace than it has in recent years. The latter has been in its own version of recession for a number of years, but remains the world's second largest economy and its recession can best be described as a return to reason in areas such as real estate and other goods and services where Japan's own citizens cannot buy as cheaply as foreigners.

We still believe the next century will be Asia's. The Chinese, Koreans, and Japanese are hardworking and competitive. To a large extent they dominate the economies of Indonesia, the Philippines, and Malaysia. They are the backbone of Hong Kong and Singapore. They need the products of our superior technology so that they can effectively compete. They want to be a part of the inevitable globalization.

                                                          Warmest regards,




                                                           L. Roy Papp, Chairman
                                                           February 1, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of the Papp America-Pacific Rim Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of the Papp America-Pacific Rim Fund, Inc. as of December 31, 1998 and 1997, including the schedule of portfolio investments as of December 31, 1998, and the related statements of operations, changes in net assets, and the financial highlights for the year ended December 31, 1998 and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 and 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Pacific Rim Fund, Inc. as of December 31, 1998 and 1997, and the results of its operations, changes in its net assets, and its financial highlights for the year ended December 31, 1998 and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997 in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
   January 21, 1999.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                          Common Stocks                                         of Shares          Value
Industrial Services (20.8%)
   Air Express International
     (Air freight forwarding)                                                     20,000       $     435,000
   Expeditors International of Washington, Inc.
       (International air freight forwarding)                                     10,500             441,000
   G & K Services, Inc. Class A
     (Uniform rental service)                                                     18,500             985,125
                                                                                               -------------
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                             15,000           1,196,250
                                                                                               -------------
                                                                                                   3,057,375
                                                                                               -------------
Electrical Equipment (15.0%)
   American Power Conversion *
     (Leading producer of uninterruptible power supply products)                  26,000           1,259,375
   Molex, Inc.
     (Supplier of electrical, electronic, and fiber optic
     interconnection products and systems)                                        30,000             945,000
                                                                                               -------------
                                                                                                   2,204,375
                                                                                               -------------

Medical Products (14.7%)
   Medtronic, Inc.
     (Manufacturer of implantable biomedical devices)                             13,400             994,950
   Safeskin Corp. *
     (Manufacturer of hypoallergenic disposable latex
      examination gloves)                                                         20,000             482,500
   Stryker Corp.
     (Developer and manufacturer of surgical and medical devices)                 12,500             688,281
                                                                                               -------------
                                                                                                   2,165,731
                                                                                               -------------

Financial Services (14.7%)
   American International Group
     (Major international insurance holding company)                               9,000             869,625
   General Electric Co.
     (Diversified financial and industrial company)                                5,500             561,344
   State Street Corporation
     (Provider of U.S. and global securities custodial services)                  10,500             730,406
                                                                                               -------------
                                                                                                   2,161,375
                                                                                               -------------

Computer Equipment (12.3%)
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and medical
     electronic equipment)                                                         8,500             580,656
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                           10,400           1,233,050
                                                                                               -------------
                                                                                                   1,813,706
                                                                                               -------------
*Non-income producing security.
    The accompanying notes are an integral part of this financial statement.

                                        5



                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                    Common Stocks (continued)                                   of Shares          Value

Pharmaceutical (8.9%)
   Astra AB
     (International pharmaceutical company)                                       15,000       $     310,313
   Eli Lilly and Co.
     (Healthcare products)                                                         6,200             551,025
   Warner-Lambert Company
     (Pharmaceutical and consumer products)                                        6,000             451,125
                                                                                               -------------
                                                                                                   1,312,463
                                                                                               -------------
Restaurants (5.7%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                      11,000             842,875
                                                                                               -------------

Telecommunications (4.8%)
   L. M. Ericsson Telephone AB
     (Manufacturer of telecom systems and cellular handsets)                      20,000             478,750
   Hong Kong Telecommunications Ltd.
     (International telecommunications services)                                  13,000             228,313
                                                                                               -------------
                                                                                                     707,063
                                                                                               -------------

Consumer Products (2.2%)
   Mattel, Inc.
     (Toy manufacturer)                                                           14,000             319,375
                                                                                               -------------

Total Common Stocks - 99.1%                                                                       14,584,338

Cash and Other Assets, Less Liabilities -  0.9%                                                      121,492
                                                                                               -------------


Net Assets - 100.0%                                                                            $  14,705,830
                                                                                               =============


Net Asset Value Per Share
(Based on 944,775 shares outstanding at December 31, 1998)                                     $       15.57
                                                                                               =============



   *Non-income producing security





    The accompanying notes are an integral part of this financial statement.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998 AND 1997





                                                                ASSETS
                                                                                                 1998                   1997
                                                                                                 ----                   ----
Investment in securities at market value (original
   cost $10,351,153 and $13,296,858 at December 31,
   1998 and 1997, respectively) (Note 1)                                                  $     14,584,338        $     13,696,938
Cash                                                                                               194,464                  30,164
Dividends and interest receivable                                                                   13,729                  21,577
                                                                                          ----------------        ----------------


                  Total assets                                                            $     14,792,531        $     13,748,679
                                                                                          ================        ================


                                                               LIABILITIES

Payable for investment securities purchased                                               $         73,500        $          7,290
Redemptions payable                                                                                 13,201                 -
                                                                                          ----------------        ----------------

                          Total liabilities                                               $         86,701        $          7,290
                                                                                          ================        ================

                                                              NET ASSETS

Paid-in capital                                                                           $     10,846,991        $     13,340,412
Accumulated undistributed net realized loss
   on sale of investments                                                                         (310,322)                    -
Accumulated undistributed net investment (loss) income                                             (64,024)                    897
Net unrealized gain on investments                                                               4,233,185                 400,080
                                                                                          ----------------        ----------------

                  Net assets applicable to Fund shares outstanding                        $    14,705,830        $      13,741,389
                                                                                           ===============       =================


Fund shares outstanding                                                                            944,775               1,135,717
                                                                                          ================        ================

Net Asset Value Per Share (net assets/shares
   outstanding)                                                                           $          15.57        $          12.10
                                                                                          ================        ================









   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
          FOR THE PERIOD FROM MARCH 14, 1997 THROUGH DECEMBER 31, 1997



                                                                                           1998                  1997
                                                                                           ----                  ----
INVESTMENT INCOME:
   Dividends                                                                        $     105,405         $      83,072
   Interest                                                                                 7,005                 9,418
   Foreign taxes withheld                                                                 (2,089)                 (382)
                                                                                    -------------         -------------

                  Total investment income                                                 110,321                92,108
                                                                                    -------------         -------------

EXPENSES:
   Management fee (Note 3)                                                                140,635                77,151
   Filing fees                                                                             31,885                17,345
   Accounting fees                                                                          7,500                 2,546
   Custodial fees                                                                           5,609                 6,102
   Legal fees                                                                               4,811                 5,020
   Directors' attendance fees                                                               2,300                 1,200
   Other fees                                                                               4,366                   794
                                                                                    -------------         -------------

                  Total expenses                                                          197,106               110,158
                                                                                    -------------         -------------


   Less fees waived by adviser (Note 3)                                                  (21,864)              (21,456)
                                                                                    -------------         -------------

                  Net expenses                                                            175,242                88,702
                                                                                    -------------         -------------


Net investment (loss)/income                                                             (64,921)                 3,406
                                                                                    -------------         -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Proceeds from sales of securities                                                    4,544,223             1,172,305
   Cost of securities sold                                                             (4,854,545)           (1,162,759)
                                                                                    --------------        --------------
   Net realized (loss)/gain on investments sold                                          (310,322)                9,546

Net change in unrealized gain on investments                                            3,833,105               400,080
                                                                                    -------------         -------------

Net realized and unrealized gain on investments                                         3,522,783               409,626
                                                                                    -------------         -------------

Net increase in net assets resulting from operations                                $   3,457,862         $     413,032
                                                                                    =============         =============


   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
          FOR THE PERIOD FROM MARCH 14, 1997 THROUGH DECEMBER 31, 1997


                                                                                                   1998                  1997
                                                                                                   ----                  ----
FROM OPERATIONS:
   Net investment loss                                                                       $      (64,921)        $        3,406
   Net realized (loss)/gain on investments sold                                                    (310,322)                 9,546
   Net change in unrealized gain on investments                                                    3,833,105               400,080
                                                                                             ---------------        --------------

                  Increase in net assets resulting from
                    operations                                                                     3,457,862               413,032
                                                                                             ---------------        --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                             -                     (3,406)
   Net realized gain on investments sold                                                             -                     (9,546)
                                                                                             ---------------        --------------

                  Decrease in net assets resulting from
                    distributions to shareholders                                                    -                    (12,952)
                                                                                             ---------------        --------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                                    4,267,258            15,900,856
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                                           -                      11,943
   Payments for redemption of shares                                                             (6,760,679)           (2,571,490)
                                                                                             ---------------        --------------

                  (Decrease)/increase in net assets resulting
                    from shareholder transactions                                                (2,493,421)            13,341,309
                                                                                             ---------------        --------------

Total increase in net assets                                                                         964,441            13,741,389

Net assets at beginning of the period                                                             13,741,389               -
                                                                                             ---------------         --------------

Net assets at end of period                                                                  $    14,705,830         $   13,741,389
                                                                                             ===============         ==============






   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 19, 1997, a dividend of approximately $.0022 a share, aggregating $3,406 was declared from net investment income earned during 1997. A distribution was also declared from net realized short-term capital gains of approximately $.0083 a share aggregating $9,546. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $21,864 and $21,456 was required in 1998 and 1997 respectively.

The Fund's independent directors receive $250 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                                    1998              1997
                                                    ----              ----

       Purchases at cost                      $   1,908,840       $14,459,596
       Sales                                      4,544,223         1,172,305

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds             Shares
                                              -------------       -------------
   Period ended December 31, 1998
   Shares issued                              $   4,267,258            320,978
   Dividends and distributions reinvested              -                   -
   Shares redeemed                               (6,760,679)          (511,920)
                                              -------------       -------------

                  Net decrease                $  (2,493,421)          (190,942)
                                              =============      =============

   Period ended December 31, 1997
   Shares issued                              $  15,900,856          1,345,160
   Dividends and distributions reinvested            11,943                929
   Shares redeemed                              (2,571,490)          (210,372)
                                               -------------     -------------

                  Net increase                $  13,341,309          1,135,717
                                               =============      =============


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                     1998              1997
                                                     ----              ----

                  Market value               $   14,584,338     $   13,696,938
                  Original cost                 (10,351,153)       (13,296,858)
                                             ---------------    ---------------

              Net unrealized appreciation     $    4,233,185     $      400,080
                                              ==============     ==============

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $4,523,937 and gross unrealized losses on investments in which cost exceeded market value totaled $290,752.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $1,290,093 and gross unrealized losses on investments in which cost exceeded market value totaled $890,013.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.


                                               Year Ended December 31,              Period Ended December 31,
                                                        1998                                   1997
                                               ----------------------               -------------------------
Net asset value, beginning
   of period (A)                                     $  12.10                                $   10.00
Income from investment
   operations:
     Net investment income                               (.06)                                    -
     Net realized and unrealized
       gain (loss) on investments                        3.53                                     2.11
                                                     --------                                ---------

         Total from investment
           operations                                    3.47                                     2.11

Less Distributions:
   Dividend from investment
     income                                              -                                        -
   Distribution of net realized
     gain                                                -                                        (.01)
                                                     --------                               -----------

         Total Distributions                             -                                        (.01)

Net asset value, end of period                       $  15.57                                $    12.10
                                                     ========                                =========

         Total return                                   28.68%                                   21.11%
                                                     ========                                =========

Ratios/Supplemental Data:
   Net assets, end of period                         14,705,830                            $13,741,389
   Expenses to average
     net assets (B)                                      1.25%                                  1.25%*
   Net investment income to
     average net assets (C)                               .79%                                  1.30%*
   Portfolio turnover rate                              13.73%                                  14.30%
   Average commission per share                        $ 0.0556                            $    0.0535


*   Annualized
(A) From the date of commencement of operations (March 14, 1997).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.41% and 1.55%, for the year ended December 31, 1998 and the period ended December 31, 1997.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                              FACTS ABOUT THE FUND


Investment Objective - The Fund, which commenced operations on March 14, 1997, is designed for those long-term investors who wish to invest a portion of their common stock assets in mainly American multinational companies which do a significant amount of business with, and receive substantial income from, nations bordering the Pacific Ocean. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.3 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by
L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy
Papp & Associates, has over 44 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 21 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.

                                    Directors
  James K. Ballinger                                   Harry A. Papp
  Amy S. Clague                                        L. Roy Papp
  Robert L. Mueller                                    Rosellen C. Papp
  Carolyn P. O'Malley                                  Bruce C. Williams

                                    Officers
  Chairman - L. Roy Papp                               President - Harry A. Papp

                                 Vice Presidents
  Victoria S. Cavallero                                Julie A. Hein
  George D. Clark, Jr.                                 Robert L. Mueller
  Jeffrey N. Edwards                                   Rosellen C. Papp
  Robert L. Hawley                                     Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.